UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2005

APRIA HEALTHCARE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14316 (Commission File Number)	33-0488566 (I.R.S. Employer Identification Number)

26220 Enterprise Court Lake Forest, CA (Address of principal executive offices)	92630 (Zip Code)

Registrant’s telephone number: (949) 639-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Principal Officers; Election of Directors;
                        Appointment of Principal Officers

On May 5, 2005, Apria Healthcare Group Inc. (“Apria”) issued a press release announcing that Jeri L. Lose has accepted a position as Apria’s Executive Vice President, Chief Information Officer.

Ms. Lose has served as a member of Apria’s Board of Directors since 2002. In keeping with Apria’s policy that all Directors, other than the Chief Executive Officer, should be independent of Apria, Ms. Lose will resign from the Apria Board upon commencement of her employment, which is expected to be in mid-June, 2005. Apria expects that one or more new independent Directors will be identified and appointed to its Board of Directors in the coming months.

A copy of the press release is attached hereto as Exhibit No. 99.1.

Item 9.01.       Financial Statements and Exhibits

(c)	Exhibits:
	Exhibit Number 99.1	Reference Press release issued by Apria on May 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APRIA HEALTHCARE GROUP INC. Registrant
May 5, 2005	/s/ AMIN I. KHALIFA Amin I. Khalifa Executive Vice President and Chief Financial Officer